UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 23, 2020

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	NASDAQ Capital Market

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Reference is made to the disclosure under Item 2.03 below which is hereby incorporated in this Item 1.01 by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION.

Repro Med Systems, Inc. dba KORU Medical Systems (the “Company”) has drawn on an extended line of credit and obtained a “PPP” loan in response to concerns about the uncertain potential impact of COVID-19.  On March 23 and 24, 2020, the Company drew in two tranches the full $1.5 million available under its line of credit with KeyBank National Association (the “Bank”) pursuant to a promissory note dated February 8, 2018 (the “Original Note”).  On April 14, 2020, the Company issued a promissory note to the Bank in the aggregate principal amount of $3.5 million (the “$3.5m Note”) as an extension of the line of credit represented by the Original Note.  The Company drew on the additional $2.0 million available under the $3.5m Note on April 23, 2020.

The Original Note was in the form of a variable rate revolving line of credit with an interest rate of LIBOR plus 2.25%.  The $3.5m Note is in the form of a variable rate nondisclosable revolving line of credit with an interest rate at Prime Rate announced by the Bank minus 0.75%.  Interest is due monthly, and all principal and unpaid interest is due on June 1, 2021.  The $3.5m Note may be prepaid at any time prior to maturity with no prepayment penalties. The $3.5m Note contains events of default and other provisions customary for a loan of this type.

In connection with the $3.5m Note, the Company entered into a Commercial Security Agreement with the Bank dated April 14, 2020 (the “Security Agreement”), pursuant to which the Company granted a security interest in substantially all assets of the Company to secure the obligations of the Company under the Note.  The Security Agreement contains terms and conditions typical for the granting of security interests of this kind.

On April 20, 2020, the Company entered into a Loan Agreement with the Bank (the “PPP Loan Agreement”) pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), providing for a loan in the principal amount of $1,476,508 (the “PPP Loan”).  The PPP Loan was funded on April 27, 2020.

The PPP Loan has a two-year term and bears interest at a rate of 1.0% per annum. Monthly principal and interest payments are deferred for seven months after the date of disbursement. The PPP Loan may be prepaid at any time prior to maturity with no prepayment penalties. The promissory note relating to the PPP Loan contains events of default and other provisions customary for a loan of this type. The Paycheck Protection Program provides that the PPP Loan may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act. The Company intends to use the PPP Loan amount for qualifying expenses and will continue to assess whether to apply for forgiveness of the loan in accordance with the terms of the CARES Act.

On April 27, 2020, the Company entered into a Progress Payment Loan and Security Agreement (“PPLSA”) and a Master Security Agreement (the “MSA”), each dated as of April 20, 2020, with Key Equipment Finance, a division of the Bank (“KEF”), to provide up to $2.5 million in financing for equipment purchases from third party vendors.  The PPLSA allows the Company to make draws with KEF to make certain payments to the equipment suppliers prior to the commencement of periodic payments under a term loan. Each draw under the PPLSA will bear interest at a variable rate equal to the then-current Prime Rate and will be secured by the financed equipment under the MSA.  At the end of each calendar quarter or year, the advances made under the PPLSA will be converted to term loans, subject to KEF’s approval of the equipment and certain other closing conditions being met.  Once the draws under the PPLSA are converted into a term loan, each promissory note will bear interest at a fixed rate of 4.07% per annum, subject to adjustment based on KEF’s cost of funds, with principal and interest payable in 84 equal consecutive monthly installments.  Each fixed rate installment promissory note may be prepaid, subject to a penalty if prepaid before the fifth anniversary of its issuance.

The descriptions of the $3.5m Note, Security Agreement, PPP Loan Agreement, PPLSA and MSA in this Item 2.03 are qualified in their entirety by reference to the full text of the $3.5m Note, Security Agreement, PPP Loan Agreement, PPLSA and MSA, copies of which are attached to this report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Forward-Looking Statements

The statements contained herein include prospects, statements of future expectations and other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current views and assumptions and involve known and unknown risks and uncertainties, identified by words such as “will”, “intends” and “believes”.  Actual results, performance or events may differ materially from those expressed or implied in such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include but are not limited to the impact of COVID-19 on the Company’s business and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC and the Company’s website. The Company undertakes no obligation to update any forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Promissory Note in the aggregate principal amount of $3.5m dated April 14, 2020 issued by the Company to KeyBank National Association

10.2	Commercial Security Agreement dated April 14, 2020 between the Company and KeyBank National Association

10.3	Loan Agreement dated April 20, 2020 between the Company and KeyBank National Association

10.4	Progress Payment Loan and Security Agreement dated as of April 20, 2020 between the Company and Key Equipment Finance, a Division of KeyBank National Association

10.5	Master Security Agreement dated as of April 20, 2020 between the Company and Key Equipment Finance, a Division of KeyBank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: April 30, 2020	By:	/s/ Karen Fisher
Karen Fisher Chief Financial Officer